NVIT Form N-SAR 12/31/2014
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER
SYNDICATE TRANSACTIONS

Adviser/Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Eastman Chemical Company (2025)

Underwriter/ Affiliated Participant Underwriter J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$100,000,000/ $800,000,000

Commission or % of Offering 0.650%

Purchase Date

11/10/2014

Adviser/Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Boot Barn Holdings, Inc. IPO (BOOT, 09940610)

Underwriter/ Affiliated Participant Underwriter Jefferies/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$603,200/ $80,000,000

Commission or % of Offering $1.12

Purchase Date

10/30/2014

Adviser/Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Catalent, Inc. IPO (CTLT, 14880610)

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$48,960,150/ $871,250,000

Commission or % of Offering
$1.025

Purchase Date
7/30/2014

Adviser/Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
FMSA Holdings Inc. IPO (FMSA, 30255X10)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$5,281,600/ $400,000,000

Commission or % of Offering
$0.84

Purchase Date 10/03/2014

Adviser/Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund

NVIT Multi-Manager Small Cap Value Fund

Issuer Globant S.A. IPO (GLOB, L4438510)

Underwriter/ Affiliated Participant Underwriter Citigroup/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$1,418,000/ $58,500,000

Commission or % of Offering
$0.70

Purchase Date 7/18/2014

Adviser/Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer HealthEquity, Inc. IPO (HQY, 42226A10)

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$4,008,200/ $127,400,000

Commission or % of Offering

$0.98

Purchase Date
7/31/2014

Adviser/Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Intersect ENT, Inc. IPO (XENT, 46071F10)

Underwriter/ Affiliated Participant Underwriter

Piper Jaffray/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$779,900/ $55,000,000

Commission or % of Offering

$0.77

Purchase Date
7/24/2014

Adviser/Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer Ryerson Holding Corporation Secondary (RYI, 78375410)

Underwriter/ Affiliated Participant Underwriter Deutsche Bank Securities/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,135,000/ $121,000,000

Commission or % of Offering

$0.66

Purchase Date
8/8/2014

Adviser/Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Sage Therapeutics, Inc. IPO (SAGE, 78667J10)

Underwriter/ Affiliated Participant Underwriter

Goldman, Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,984,400/ $90,000,000

Commission or % of Offering

$1.26

Purchase Date 7/18/2014

Adviser/Sub-Adviser JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manger Small Cap Value Fund

Issuer

TerraForm Power, Inc. IPO (TERP, 88104R10)

Underwriter/ Affiliated Participant Underwriter Goldman, Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,365,000/ $501,625,000

Commission or % of Offering $1.73875

Purchase Date
7/18/2014

Adviser/Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer VWR Corporation IPO (VWR, 91843L10)

Underwriter/ Affiliated Participant Underwriter

BofA Merrill Lynch/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$4,962,300/ $536,172,000

Commission or % of Offering $1.155

Purchase Date
10/2/2014

Adviser/Sub-Adviser Wells Capital Management

Nationwide Fund

NVIT Multi-Manager Mid-Cap Growth Fund

Issuer
Alibaba Group Holding

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley DW, Inc./
Credit Suisse, Deutsche Bank, Goldman Sachs, J.P. Morgan, Morgan Stanley,
Citi, BOCI, CICC, CLSA, DBS Bank, HSBC, Mizuho, Pacific Crest, Stifel,
Wells Fargo, BNP Paribas, Evercore, Raymond James, SunTrust Robinson Humphrey
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$64,600,000/ $25,032,296,000

Commission or % of Offering
1.200%

Purchase Date
9/18/2014

Adviser/Sub-Adviser
Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund

Issuer Lending Club Corporation

Underwriter/ Affiliated Participant Underwriter Goldman Sachs/
Morgan Stanley, Goldman, Sachs & Co., Credit Suisse, Citigroup,
Allen & Company LLC, Stifel, BMO Capital Markets,
William Blair, Wells Fargo Securities,

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$750,000/ $870,000,000

Commission or % of Offering
5.750%

Purchase Date
12/11/2014

Adviser/Sub-Adviser Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund

Issuer Zayo Group Holdings

Underwriter/ Affiliated Participant Underwriter Barclays Capital/
Morgan Stanley, Barclays, Goldman, Sachs & Co., RBC Capital Markets,
Citigroup, SunTrust Robinson Humphrey, Cowen and Company,
Oppenheimer & Co., Raymond James, Stephens Inc.,
Wells Fargo Securities, William Blair

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$9,500,000/ $21,052,631

Commission or % of Offering 5.370%

Purchase Date 10/17/2014